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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported): May 5, 2000

                                 OMI CORPORATION
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             (Exact name of registrant as specified in its charter)

THE MARSHALL ISLANDS           001-14135                             52-2098714

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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
     incorporation)                                          Identification No.)



                                ONE STATION PLACE
                               STAMFORD, CT 06902
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              (Address and zip code of principal executive offices)

                                 (203) 602-6700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

     On May 5, 2000, OMI Corporation issued a press release announcing the departure of Vincent de Sostoa, Senior Vice President and Chief Financial Officer of OMI Corporation later in the second quarter. The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c) Exhibits

          99.1 Press release of OMI Corporation dated May 5, 2000.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 11, 2000


                                        OMI CORPORATION



                                        By: /s/ Craig H. Stevenson, Jr.
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                                        Name:   Craig H. Stevenson, Jr.
                                        Title:  Chief Executive Officer and
                                                President